Exhibit 21

                                MOBIL CORPORATION
                          Subsidiaries of the Registrant



                                                                      Percentage
                                                                      of Voting
                                                                      Securities
                                                                       Owned by
                                                          Organized   Immediate
Level                                                   under Laws of   Parent
-----                                                   ------------- ----------

 1    Mobil Corporation  ...........................          Delaware
      Major Subsidiaries as of December 31, 1995:
 2     Mobil Administrative Services Company Inc. ..          Delaware  100.00
 2     Mobil Exploration & Producing U.S. Inc. .....          Delaware  100.00
 2     Mobil Exploration and Producing North
         America Inc. ..............................          Nevada    100.00
 3       Mobil Investments Canada Inc. .............          Delaware   34.69*
 4         Mobil Oil Canada, Ltd. ..................          Canada    100.00
 3       Mobil Oil Indonesia Inc. ..................          Delaware  100.00
 2     Mobil International Finance Corporation .....          Delaware  100.00
 3       Mobil Investments Inc. ....................          Delaware  100.00
 2     Mobil Land Development Corporation ..........          Delaware  100.00
 2     Mobil Natural Gas Inc. ......................          Delaware  100.00
 2     Mobil International Petroleum Corporation ...          Delaware  100.00
 3       Mobil de Colombia S.A. ....................          Colombia   80.07
 3       General Petroleum Company, Inc. ...........          New York  100.00
 4         Mobil Oil do Brazil (Industria e
             Comercio) Ltda. .......................          Brazil     10.00*
 4         Mobil Oil Egypt (S.A.E.) ................          Egypt        .36*
 3       Mobil Chemical International Ltd. .........          Delaware  100.00
 3       Mobil Exploration Norway Inc. .............          Delaware  100.00
 3       Mobil Oil Abu Dhabi Inc. ..................          Delaware  100.00
 3       Mobil Oil Aktiengesellschaft ..............          Germany    10.00*
 4         Mobil Erdgas-Erdoel GMBH ................          Germany   100.00
 4         Mobil Marketing Und Raffinerie GMBH .....          Germany   100.00
 5           Mobil Beteiligungs-und
               Vertriebsgesellschaft MBH ...........          Germany   100.00
 3       Mobil Oil Cameroun ........................          Cameroon  100.00
 3       Mobil Oil Company de Colombia .............          Delaware  100.00
 4         Mobil de Colombia S.A. ..................          Colombia     .06
 3       Mobil Oil Cote d'Ivoire ...................          Ivory Coast 100.00
 3       Mobil Oil do Brazil (Industria e
           Comercio) Ltda. .........................          Brazil     90.00*
 3       Mobil Oil East Africa Limited .............          Delaware  100.00
 3       Mobil Oil Egypt (S.A.E.) ..................          Egypt      99.28*
 3       Mobil Oil Francaise .......................          France     99.98
 4         Mobil Oil Maroc .........................          Morocco    12.45*
 3       Mobil Oil Malaysia Sendirian Berhad .......          Malaysia  100.00
 3       Mobil Oil Singapore Pte. Ltd. .............          Singapore 100.00
 3       Mobil Petroleum Company Inc. ..............          Delaware  100.00



       (Level indicates the parent/subsidiary hierarchical relationship.)

   (Asterisk indicates 100% ownership held by two or more Mobil subsidiaries.)


Mobil                                - 27 -

                                  Exhibit 21

                               MOBIL CORPORATION
                        Subsidiaries of the Registrant



                                                                      Percentage
                                                                      of Voting
                                                                      Securities
                                                                       Owned by
                                                          Organized   Immediate
Level                                                   under Laws of   Parent
-----                                                   -------------  ---------

 1   Mobil Corporation (continued)
 2     Mobil International Petroleum
         Corporation (continued)
 3       Mobil Petroleum Company Inc. (continued)
 4         Mobil Australia Finance Company Inc. ....      Delaware       100.00
 4         Mobil de Colombia S.A. ..................      Colombia        16.28
 4         Mobil Europe Inc. .......................      Delaware       100.00
 4         Mobil Holdings (U.K.) Limited ...........      Delaware       100.00
 5           Mobil Holdings (Europe and Africa)
               Limited .............................      Delaware       100.00
 6             Mobil Oil Portuguesa, LDA. ..........      Portugal        99.98*
 5           Mobil Holdings Limited ................      United Kingdom  99.93
 6             Mobil Oil Company Limited ...........      United Kingdom 100.00
 7               Vacuum Oil Company Limited ........      United Kingdom 100.00
 6             Mobil Trading and Supply Limited ....      United Kingdom 100.00
 5           Mobil North Sea Limited ...............      Delaware       100.00
 5           Mobil Oil Hellas A.E. .................      Greece            .03*
 5           Superior Oil (U.K.) Limited ...........      United Kingdom  99.90*
 4         Mobil Holdings Benelux Inc. .............      Delaware       100.00
 5           Mobil Oil B.V. ........................      The
                                                          Netherlands    100.00
 6             Mobil Oil, S.A. .....................      Spain          100.00
 5           Mobil Oil Hellas A.E. .................      Greece          99.97*
 4         Mobil Marine Transportation Limited .....      Canada         100.00
 5           Mobil Shipping and Transportation
               Company .............................      Liberia        100.00
 4         Mobil Oil (Switzerland) .................      Switzerland    100.00
 5           Benoil SA .............................      Switzerland    100.00
 4         Mobil Oil Aktiengesellschaft ............      Germany         90.00*
 4         Mobil Oil Australia Limited .............      Australia      100.00
 5           Vacuum Oil Company Proprietary
               Limited .............................      Australia      100.00
 6             Mobil Refining Australia Pty LTD. ...      Australia      100.00
 4         Mobil Oil Austria Aktiengesellschaft ....      Austria        100.00
 4         Mobil Oil Egypt (S.A.E.) ................      Egypt             .36*
 4         Mobil Oil Hong Kong Limited .............      Hong Kong       99.90
 4         Mobil Oil Kazakhstan Inc. ...............      Delaware       100.00
 4         Mobil Oil Maroc .........................      Morocco         87.55*
 4         Mobil Oil New Zealand Limited ...........      New Zealand    100.00
 4         Mobil Oil Qatar Inc. ....................      Delaware       100.00
 4         Mobil Oil Turk A.S. .....................      Turkey         100.00
 4         Mobil Producing Netherlands Inc. ........      Delaware       100.00
 4         Mobil Saudi Arabia Inc. .................      Delaware       100.00
 4         Mobil Sekiyu Kabushiki Kaisha ...........      Japan          100.00


         (Level indicates the parent/subsidiary hierarchical relationship.)

    (Asterisk indicates 100% ownership held by two or more Mobil subsidiaries.)



Mobil                                  - 28 -

                                   Exhibit 21

                               MOBIL CORPORATION
                        Subsidiaries of the Registrant


                                                                     Percentage
                                                                     of Voting
                                                                     Securities
                                                                      Owned by
                                                          Organized  Immediate
Level                                                   under Laws of  Parent
-----                                                   ------------- ---------

  1     Mobil Corporation (continued)
  2        Mobil International Petroleum
             Corporation (continued)
  3     Mobil Petroleum Company Inc. (concluded)
  4       Mobil Vietnam Inc. ......................     Delaware       100.00
  4       Mobil Yanbu Petrochemical Company Inc....     Delaware       100.00
  4       Mobil Yanbu Refining Company Inc. .......     Delaware       100.00
  4       Mobil Petrochemical Sales and Supply
            Corporation ...........................     Delaware       100.00
  3       Mobil Petrochemicals International
          Limited .................................     Delaware       100.00
  3     Mobil Plastics Europe, Inc. ...............     Delaware       100.00
  4       Mobil Petrochemical Holdings Co. Inc. ...     Delaware       100.00
  3     Mobil Sales and Supply Corporation ........     Delaware       100.00
  4       Mobil Gas Liquids Trading, Inc. .........     Delaware       100.00
  2   Mobil Oil Corporation .......................     New York       100.00
  3     Mobil Alaska Pipeline Company .............     Delaware       100.00
  3     Mobil Chemical Company Inc. ...............     Delaware       100.00
  3     Mobil Development Nigeria Inc. ............     Delaware       100.00
  4       Mobil Producing Nigeria Unlimited .......     Nigeria         50.00*
  3     Mobil Exploration and Development
          Venezuela Inc. ..........................     Delaware       100.00
  3     Mobil Exploration and Producing Services
          Inc.   ..................................     Delaware       100.00
  3     Mobil Exploration Nigeria Inc. ............     Delaware       100.00
  4       Mobil Producing Nigeria Unlimited .......     Nigeria         50.00*
  3     Mobil Oil Credit Corporation ..............     Delaware       100.00
  3     Mobil Oil Nigeria Public Limited Company ..     Nigeria         60.00
  3     Mobil Oil Refining Corporation ............     Delaware       100.00
  3     Mobil Pipe Line Company ...................     Delaware       100.00
  3     Mobil Technology Company ..................     Delaware       100.00
  3     Mobil Rocky Mountain Inc. .................     Delaware       100.00
  4       Mobil Investments Canada Inc. ...........     Delaware        65.31*
  2   Mobil Producing Texas & New Mexico Inc. .....     Delaware       100.00
  2   Mobil Qatargas Inc. .........................     Delaware       100.00
  2   The Superior Oil Company ....................     Delaware       100.00
  2   Tucker Housewares Inc. ......................     Delaware       100.00



     (Level indicates the parent/subsidiary hierarchical relationship.)

 (Asterisk indicates 100% ownership held by two or more Mobil subsidiaries.)


Mobil                                 - 29 -